UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2016

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 17, 2016, Home BancShares, Inc., an Arkansas corporation (“Home”), issued a press release announcing that it has been designated the successful bidder to purchase The Bank of Commerce (“BOC”), a Florida state-chartered bank that operates in the Sarasota, Florida area, in the bankruptcy proceeding of BOC’s parent company, Bank of Commerce Holdings, Inc. (“BCHI”). Copies of the press release announcing the transaction and certain additional information regarding the transaction are attached as Exhibits 99.1 and 99.2 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release: Home BancShares, Inc. and Centennial Bank Announce Successful Bid to Purchase Bank of Commerce.

99.2	Supplemental materials to Press Release dated November 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: November 17, 2016	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer